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                                                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


      We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-1060) of Heftel Broadcasting Corporation and in the related Prospectus of our report dated November 7, 1996, with respect to the consolidated financial statements of Heftel Broadcasting Corporation included in this Annual Report (Form 10-K) for the year ended September 30, 1996.


                                                               ERNST & YOUNG LLP


Los Angeles, California
December 20, 1996